CONSENT OF GUARANTOR

The undersigned, being the Guarantor under a Guaranty dated April 12, 2005 (the
"Guaranty"), consents to the foregoing Amendment and the transactions contemplated by it, and ratifies and reaffirms its obligations under the
Guaranty so as to include within the term "Guaranteed Debt" the indebtedness, obligations and liabilities of Borrower under this Amendment, the Agreement as modified by this Amendment, the Note and the other Loan Documents. The Guarantor hereby reaffirms that its obligations under the Guaranty are separate and distinct from Borrower's obligations to Lender, and that its obligations under the Guaranty are in full force and effect. Finally, the Guarantor waives and agrees not to assert any anti-deficiency protections or other rights as a defense to its obligations under the Guaranty, all as set forth in the Guaranty, the terms of which are incorporated into this Consent as if fully set forth in
it.

Dated: 1/25/2006

GUARANTOR:
MORTGAGEIT HOLDINGS, INC.,
a Maryland corporation
By:  /s/ Glenn J. Mouridy
Its: President and Chief Financial Officer